Exhibit 99.1

 Investor Presentation January 2017

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 2

DiamondRock at a Glance Note: Data as of 1/12/2017. Hilton Garden Boutique 4% Inn 3% Hilton 8% Sheraton Suites 3% Marriott 28% Marriott / Starwood 48% Third-Party 52% Westin 27% Renaissance 9% Autograph 4% Courtyard 7% Luxury Collection 3% JW Marriott 3% 3 (1) Based on PF 2016F EBITDA and 2016F year-end net debt. Pro forma for dispositions of Minneapolis Hilton, Orlando Marriott, and Hilton Garden Inn Chelsea. DIVERSE COLLECTION OF BRANDS(1) 15 OF 26 HOTELS THIRD-PARTY OPERATED(1) FY2016 EBITDA & FFO GUIDANCE • FY 2016 RevPAR Guidance: (0.75%) - 0% • FY 2016 EBITDA: $250M - $263M • FY 2016 Adj. FFO: $199M - $209M • FY 2016 Adj. FFO per Share: $0.99 - $1.04 KEY STATISTICS Hotels (Rooms) 26 (9,453) Enterprise Value $3.0B Market Cap $2.3B Enterprise Value / Key ~$315K Dividend Yield 4.3% Net Debt/EBITDA(1) 2.7x

Why DiamondRock?

DIAMONDROCK HOSPITALITY

1 Premier Hotel Portfolio

- High quality urban and resort portfolio
- Top-tier RevPAR portfolio among lodging REIT peers
- Strategically diversified brands, managers, and geographic distribution

2 Capital Allocation Opportunities

- Maintaining $450M in investment capacity with $200M of cash and undrawn $300M LOC
- Positioned to be opportunistic by maintaining 10b5-1 share repurchase and ATM program
- Evaluating selective acquisition opportunities (potential for $35M-$40M in incremental EBITDA)

3 Portfolio Well-Positioned for 2017

- Renovation tailwinds in key markets (Chicago, Fort Worth, Charleston)
- Minimal exposure to challenged markets (SF, Houston, Miami)
- Portfolio supply in-line with US avg. and insulated in many markets (Resorts)

4 Intense Asset Management Focus

- Recently hired Tom Healy as COO and EVP of AM
- YTD Hotel Operating costs held approximately flat to last year
- EBITDA margins up 24 bps YTD through Q3 with 98% flow-through

5 Fortress Balance Sheet

- ~2.7x Forecasted Net Debt / EBITDA in 2016
- Average debt maturity of ~6 years
- 17 hotels unencumbered by debt
- Attractive dividend yield with ample coverage



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

4

5 5 PREMIER HOTEL PORTFOLIO

High Quality Portfolio With Urban and Resort Concentration

DIAMONDROCK HOSPITALITY


JW Marriott Denver


Courtyard Denver


Chicago Marriott


The Gwen, A Luxury Collection Hotel


Hilton Burlington


Hilton Boston


Boston Westin


Lexington Hotel NYC


Vail Marriott


Hotel Rex


Sonoma Renaissance


Shorebreak Hotel


Burlington
Boston
New York
Washington D.C.
San Francisco
Salt Lake
Vail/Denver
Chicago
Huntington Beach
San Diego
Fort Worth
Atlanta
Charleston
St. Thomas
Ft. Lauderdale
Key West


Courtyard Midtown NYC


HGI Times Square


Courtyard 5th Ave NYC


Westin DC


Westin San Diego


Salt Lake City Marriott


Worthington Renaissance


Westin Ft. Lauderdale


Inn at Key West


Key West Suites


Frenchman's Reef


Charleston Renaissance

6

Premier Portfolio of Hotels $190.00 $179.94 $180.00 $170.00 $160.00 $150.00 $140.00 $130.00 $120.00 2008A 2015A San Diego Other San Francisco 1% Destination Resorts 17% Boston 16% 4% 5% Washington, DC 5% Denver 5% South Florida 11% Other CBD 11% Chicago 13% New York 12% 7 (1) (2) 2015 RevPAR pro forma for dispositions of Minneapolis Hilton, Orlando Marriott, and Hilton Garden Inn Chelsea. Based on 2016F EBITDA for all properties. Pro forma for dispositions of Minneapolis Hilton, Orlando Marriott, and Hilton Garden Inn Chelsea. Improved Geographic Diversity Strategically Enhanced Portfolio Brand Diversity >90% URBAN AND RESORT & DESTINATION HOTELS IN TOP U.S. MARKETS(2) >50% of Portfolio Managed by Third-Party Operators (2 hotels in 2008 to 15 currently) Improved to >90% Urban and Resort & Destination Hotels $126.95 Average 2015 RevPAR of Recent Acquisitions of ~$200 vs. Recent Disposition RevPAR of ~$118 HIGHER QUALITY, HIGHER PORTFOLIO REVPAR(1)

8 8 CAPITAL ALLOCATION OPPORTUNITIES

Strategically Allocating Capital Throughout Cycle Equity At or Above NAV appropriate acquisition opportunities unencumbered assets provides 9 Cost of Capital Higher Lower •Share repurchase program •2.7x net debt at YE16 and 17 significant flexibility •Sell Non-Core Assets and Deploy Proceeds Into Share Repurchases •Consider Using Leverage Capacity to Exhaust Current $150M Share Repurchase Program as Stock Price Declines •Explore Additional Asset Sales •Explore high-value creating •Sell Non-Core Assets •Consider accretive acquisition opportunities •Consider All Options for Use of Dispositions Proceeds •Match-fund Near-term Accretive Acquisitions By Issuing •Consider Opportunistically Raising Equity Above NAV, if •Limit Non-core Asset Sales •$450M in investment capacity with $200M of cash and undrawn $300M LOC •$35M-$40M potential incremental EBITDA •ATM program Tools Available Value Creation Playbook

Unlocking Value with Significant Investment Capacity JW Marriott Denver Cherry Creek Chicago Marriott Downtown 10 OPPORTUNISTIC PLATFORM FOR VALUE CREATION 1.$450M in Acquisitions Would Add $35M-$40M of New EBITDA Based on Current Trading Levels –Improved Geographic Footprint •Increased exposure to target markets (i.e. West Coast) and reduced exposure to lower-growth markets 2.Maintaining $450M in Investment Capacity –Stress-tested under harsh downturn scenario to ensure portfolio preparedness for potential downturn 3.Bolstered by >$200M in Cash at YE16 and an Undrawn $300M Line of Credit –Significant capital structure flexibility including 17 unencumbered assets 4.Evaluating Selective Acquisition Opportunities –ATM and Share Repurchase Programs in Place to Ensure Strategic Flexibility

11 11 2017 OUTLOOK

Improved Economic Growth Outlook Inn at Key West Hilton Garden Inn Times Square Source: STR, PKF, Wall Street Research. 12 Economic outlook improving with potential for stimulus, tax-reform, and deregulation spurring increases in GDP growth estimates post-election Broader economic indicators remain positive •Strong GDP growth in Q3 (upwardly revised to 3.5%), historically low unemployment, a robust housing market, and high consumer confidence Industry Fundamentals Moderating, But Run Expected to Continue •Industry experts estimating approximately 2.2% RevPAR growth in 2017 on average •Lodging industry is entering its 8th year of growth •Supply growth continues to rise, but construction lending has tightened, which could limit additional increases in supply

2017 DRH Key Market Drivers

DIAMONDROCK HOSPITALITY

Market *(% of 2016F EBITDA)*	DRH Asset Outlook	Demand(1)	Supply(1)	DRH / Market Notes as of Q3:
Boston *(16%)*		3.6%	3.8%	**Boston Westin:** Group pace +6% **Boston Hilton:** >40% growth in citywide activity to drive compression at predominantly transient hotel
Chicago *(13%)*		3.4%	2.4%	**Chicago Marriott:** Group pace: +5%; Significant outperformance from renovation ramp **Gwen:** Significant outperformance on 1H16 tailwinds
Denver *(5%)*		5.2%	3.8%	- Expect approx. flat RevPAR; year of supply absorption - Temporary disruption of Cherry Creek demand generator
Ft. Lauderdale *(6%)*		-0.3%	2.5%	**Westin FLL:** Group pace +15% - Continued growth expected following robust growth in '15 and '16
Ft. Worth, TX *(5%)*		4.1%	5.5%	**Worthington Renaissance:** Ramp from room renovations to drive outperformance in 2017; expect upper single digit RevPAR growth
New York City *(12%)*		4.0%	5.7%	- NYC expected to remain challenging through 2017 - Waldorf-Astoria closure a catalyst for Midtown East (10% of Midtown East rooms during renovation and 7% reduction long-term)
San Diego *(5%)*		3.6%	2.5%	**San Diego Westin:** Group pace +2%, off two strong years
San Francisco *(1%)*		0.8%	1.7%	- Citywide activity -32% on Convention Center closure - DRH among lowest allocations to SF (1%) among lodging REITs
Washington, DC *(5%)*		2.9%	2.4%	**Westin DC:** Group pace: +77%; Inauguration provides strong growth in 1Q17

(1) Based on PKF's most recent forecast for Upper-priced hotels within each market.
(2) Based on DRH's proprietary city-wide activity data.

13

2017 Supply Outlook

- **DRH expecting approximately 2% supply growth in 2017, in line with peer average**
- **Many of DRH's submarkets are well insulated to new supply with high barriers to entry and high development cost**
- **Bridging DRH Supply Misconceptions:**
  - Resort Markets with High Barriers to Entry have Minimal Supply
    - – Near zero supply in many key resort markets including Key West, St. Thomas, Vail, and Sonoma
  - Submarkets Matter
    - – Submarkets like Midtown East in NYC have significantly lower supply than the broader CBD / MSA
    - – Several key DRH markets often misplaced in supply analyses (i.e. Fort Lauderdale given Miami supply data or Alpharetta given Atlanta)


2017F Supply Growth
1.8%
1.9%
2.0%
2.0%
2.1%
2.2%
2.2%
2.3%
2.7%
SHO
AHT
AHP
LHO
DRH
HST
INN
RLJ
HT

DRH Supply Outlooks

- Boston
- Chicago
- Denver
- Fort Lauderdale
- Fort Worth
- New York
- Resort Markets
- San Diego
- San Francisco
- Washington, DC

Source: STR, DRH Estimates.

14

NYC Market: Possible Inflection Point? and trailing four weeks up 7% Source: STR. 5.2% 6.3% 5.5% 5.1% Source: Highgate Hospitality. 15 Supply Growth Has Recently Outpaced Demand 9.4% 8.2% 6.5%6.2% 4.8%2.9%3.0%4.9%4.7% 2.1%2.0%1.9% 2010A2011A2012A2013A2014A2015A2016F2017F Supply (% Change)Demand (% Change) •NYC RevPAR turned positive in Q4 2016 •NYC market tracked +1% RevPAR in Q416 –January MTD RevPAR tracking up 10% •Recent Airbnb developments outlawing illegal rentals in NYC are a potential positive catalyst for market •Now illegal to rent a unit for shorter than 30 days in NYC and illegal to advertise the rental of that unit –Affects majority of pre-law Airbnb listings •Supply in NYC remains elevated, but DRH submarkets have minimal supply •DRH’s primary submarket of Midtown East has minimal new supply with total pipeline of rooms at 4% (>1600bps lower than Manhattan total) •Waldorf Astoria coming offline March 1st –10% of Midtown East rooms removed during renovation and 7% reduction long-term NYC RevPAR Trending Positive Post-Airbnb Crackdown 12.7%11.4% 9.4% %)(2.1%) (20.3%) Airbnb law signed 20.3%18.3% 8.4% 4.8% 5.6% 0.1% (0.9 (1.6%) (8.4%) (7.6%) (12.7%)

16 16 INTENSE ASSET MANAGEMENT

Intense Asset Management New Boston Hilton Guestrooms 32% 30% 28% 26% 24% 2013A 2015A 17 Over 500 basis points of Hotel Adj. EBITDA Margin Growth 2013 - 2015 Cost Containment Initiatives Paying Off (98% House Profit Flow-Through YTD16) 31.0% 25.8% HOTEL ADJ. EBITDA MARGIN GROWTH >500 BPS Strong F&B Revenue and Profitability Growth (>340 bps Margin Growth in 3Q16 with 72% Flow-Through) Positive EBITDA Margin Expansion in 3Q16 Despite RevPAR Headwinds YTD Hotel Operating costs held approximately flat to last year Recently Hired New COO Tom Healy

18 18 FORTRESS BALANCE SHEET

Fortress Balance Sheet • $300M Line of Credit with no outstanding borrowings • >$200 million year-end projected cash • Net Debt to EBITDA of 2.7x by YE16 • Weighted average debt maturity of 6 years with 3.7% weighted average interest rate 8.8 17 UNENCUMBERED HOTELS (~$145M in 2015A Hotel Adj. EBITDA) 9 ENCUMBERED HOTELS 350 300 250 200 150 100 50 - 100 DRH HST SHORLJLHO XHR CHSP PEB Source: Baird. 2016F Net Debt plus preferred / EBITDA. HT AHP FCH AHT 2016(1) 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 19 (1) No additional maturities in 2016. 290 170 - - 131 73 52 - --WELL-LADDERED DEBT MATURITIES 6.56.7 6 4.44.4 3.33.5 2.72.72.72.9 INDUSTRY LEADING LEVERAGE PROFILE Lexington Hotel Boston Westin Courtyard Midtown East Salt Lake City Marriott Westin Washington, DC Sonoma Renaissance Westin San Diego Worthington Renaissance JW Marriott Cherry Creek Hilton Boston The Gwen Vail Marriott Courtyard Denver Hotel Rex San Francisco Hilton Burlington Alpharetta Marriott Charleston Renaissance Bethesda Marriott Suites HGI Times Square Inn at Key West Key West Suites Westin Fort Lauderdale Shorebreak Hotel Frenchman’s Reef Marriott Chicago Marriott Courtyard 5th Avenue 17 UNENCUMBERED HOTELS

Significant Value Embedded in Unencumbered Asset Pool $10.04 Westin Fort Lauderdale Beach Resort & Spa 10.0x 11.0x 12.0x 8.5% 8.0% 7.5% • Implied value per share of unencumbered hotels sets theoretical floor value of wholly-owned portfolio (limited corporate recourse) Vail Marriott Mountain Resort • Implies no value is attributed to 9 encumbered properties Source: (1) Bloomberg. Data as of 1/12/17. Implied value of DiamondRock’s Unencumbered Assets. Based upon 2016F unencumbered EBITDA of approx. $155M and NOI of approx. $135M. Value per share calculated based on listed EBITDA multiples and NOI cap rates. Includes value of corporate cash of $230M less $100M corporate term loan. 20 NOI Cap Rate EBITDA Multiple $9.26 $9.67 $9.11 $8.47 $8.61 Implied Value per Share of Unencumbered Hotels(1) 17 Unencumbered Hotels Hotels (Rooms) 17 (5,363) 2016F EBITDA ~$155M 2016F NOI ~$135M EBITDA per Key ~$29K

Attractive and Sustainable Dividend Historical Dividend Yield 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% Note: Data as of 1/12/2017. 3/11 9/11 3/12 9/12 3/13 9/13 3/14 9/14 3/15 9/15 3/16 9/16 Average payout ratio of ~48% this cycle • Current 2016F payout ratio of 49% and coverage of 2.0x 23 quarters of consecutive dividend payments – 9% CAGR This Cycle • 100.3 100.4 Dividend has grown at 9.3% CAGR since 2011 Low leverage and strong cash flow provide stable base to dividend ahead of downturn • • 60.3 53.2 2.7x Net Debt to EBITDA by YE16 Low weighted-average cost of debt of 3.7% provides more cash flow 4.1x FCCR ratio – – – 2011 2012 2013 2014 2015 2016 21 80.7 66.5 Approx. $730M in Dividend Paid Since IPO Current Dividend Yield Attractive at 4.4% KEY VALUATION METRICS 2016F Dividend Per Share $0.50 Current Dividend Yield 4.4% 2016F FFO Payout Ratio 49% 2016F FFO Coverage 2.0x 5-Year Dividend CAGR 9.3% 2016F Net Debt to EBITDA 2.7x

22 22 CASE STUDIES

Creating Value Through Opportunistic Dispositions

DiamondRock Hospitality

Sold three non-core hotels in 2016 for total of $275M:

- **Hilton Garden Inn Chelsea**
  - Lowers NYC exposure, union hotel, disruptive near-term capital needs
- **Hilton Minneapolis**
  - Ground lease, low RevPAR, brand-managed, near-term capital needs, union
- **Orlando Airport Marriott**
  - Airport hotel, lowest RevPAR hotel (sub $100), brand-managed, near-term capital needs, peaking cash flows

Impact of Dispositions:

- Portfolio RevPAR increased by approximately $8
- Improves Hotel Adj. EBITDA margins by approximately 46 bps
- Increased share of third-party operated hotels
- Helps right-size allocation to NYC
- Avoids over $50M of disruptive, near-term capital expenditures

IMPROVED PORTOLIO QUALITY(1)


RevPAR
$171.79
+$8
$179.94
Pre-Dispositions
Post-Dispositions
Hotel Adj. EBITDA Margins
31.20%
+46 bps
31.66%
Pre-Dispositions
Post-Dispositions

	Orlando Airport Marriott	Hilton Minneapolis	HGI Chelsea	Weighted Average
Total Consideration(2)	$67M	$143M	$65M	$275M
2015 RevPAR	$92.21	$115.44	$219.97	$119.78
TTM NOI Cap Rate(3)	9.7%	7.6%	6.6%	7.8%
TTM NOI Cap Rate w/ Capital(3)	7.5%	6.3%	5.9%	6.6%
TTM EBITDA Multiple(3)	8.6x	11.0x	13.5x	10.7x
TTM EBITDA Multiple w/ Capital(3)	11.0x	13.1x	14.9x	12.8x

(1) Based on 2015A financials pre and post the disposition of the Orlando Airport, Minneapolis Hilton, and HGI Chelsea for the full fiscal year.
(2) Total consideration is the purchase price plus FF&E Reserve (for Orlando and Minneapolis) and standard pro-rations of working capital at closing.
(3) Trailing twelve months through the period ended March 31, 2016.

23

Renaissance Charleston Historic District

Creating Value by Identifying Next Hot Market

DiamondRock Hospitality

- **Off-market transaction acquired for $39M, or $235K per key, in 2010 at 11.1x EBITDA and 7.9% cap rate**
  - Currently at 7.9x multiple and 11.0% Cap Rate
  - Increase in value of $200-$250K per key since acquisition
  - First REIT to buy in Charleston this cycle
- **Located in the heart of Charleston's historic district**
  - Recognized as the #1 travel destination in US by Condé Nast the past four years and by Travel & Leisure the past two
  - RevPAR grew at an 8.4% CAGR from 2009-14
- **Charleston International Airport recently completed $200M renovation**
  - Since 2010, airport passenger count has increased from 2M to 3.8M and has added service from both Southwest and JetBlue
- **One of highest margin full-service properties in portfolio with over 400bps improvement since 2010**
  - 87% rooms department flow-through since 2010

Charleston Historic District RevPAR Growth



6.9%
3.6%
4.4%
1.2%
3.3%
9.2%
6.4%
10.6%
-2.7%
-10.8%
9.7%
9.6%
7.7%
7.0%
7.9%
4.2%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Post-Acquisition Period

PERFORMANCE SINCE ACQUISITION

	Increase from '10-'16
RevPAR	~45%
RevPAR Index	4.5pts
EBITDA	~50%
EBITDA Margin	>400bps
Value Relative to Investment	$200 - $250K per key
NOI Yield	>300bps



24

Westin Fort Lauderdale Beach Resort Creating Value by Better Operator Selection I nc r eas e from ‘ 1 4 -’1 6 RevPAR ~18% EBITDA >90% 11.1% 11.0% 1.9% -3.4% 25 Fort Lauderdale Historic RevPAR Growth 15.6% 13.7% 6.3% 7.2% 6.6% 7.4%7.6% 2004 2005 2006 2007 2008 2 -16.7% 2.9% 00 9 2010 2011 2012 2013 2014 2015 2016 Post-Acquisition Period EBITDA Margin>1600bps Value Relative to Investment$100 - $125K per key NOI Yield>300bps RevPAR Index11.1pts PERFORMANCE SINCE ACQUISITION • Acquired for $149M or $345K per key in late 2014 for 12.0x 2015 EBITDA multiple and 7.2% cap rate •Currently 8.7x multiple and 10.3% cap rate •Increase in value of $100-$125K per key since acquisition • Driving Top-line Growth and Continued Operational Improvements in Year 2 • Refocused revenue strategy leading to 15% RevPAR growth YTD and 18 points of market share gain • Significantly improved operations through asset management best practices: –765 bps of EBITDA margin expansion in Q3 – Q3 F&B Revenue up 15% with profit margins up over 1,000 bps on 113% flow-through •Eliminated over $5M of annual expenses in Year 1 •Replaced brand manager with third-party operator •Comprehensively re-concepted restaurant to more profitable F&B outlet including eliminating restaurant license fee of ~$400K annually

Key Takeaways The Lexington New York City Hilton Garden Inn Times Square Westin Washington, D.C. 26 Unique, Low Levered Balance Sheet Asset Management Fueled Outperformance Portfolio Well-Positioned for 2017 Strategic Capital Allocation Creating Value Throughout Cycle ($450M in Investment Capacity) High Quality, Well Diversified Portfolio